UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020 (August 4, 2020)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 4, 2020, Vista Outdoor Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the Company’s 2020 Stock Incentive Plan (the “2020 Plan”). The Board of Directors of the Company approved the 2020 Plan on June 15, 2020, subject to stockholder approval, and recommended to the stockholders that they approve the 2020 Plan.

The 2020 Plan will replace the Amended and Restated 2014 Stock Incentive Plan and increase the total number of shares available for equity awards to eligible recipients by 1,600,000 shares. The 2020 Plan is described in greater detail in Proposal 4 in the Company’s proxy statement for the Annual Meeting filed on June 19, 2020, with the Securities and Exchange Commission (the “Proxy Statement”). The description of the 2020 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2020 Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 11, 2020, the record date for the Annual Meeting, there were 58,063,985 shares of Vista Outdoor common stock outstanding, of which 50,985,606 were present or represented by proxy at the Annual Meeting for purposes of establishing a quorum.

Set forth below are the number of votes cast for and against or withheld (as applicable) on each matter presented at the Annual Meeting, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter:

	Votes For	Against	Votes Withheld	Broker Non-Votes
(1) Election of Directors
Tig H. Krekel	44,175,010	950,089	31,510	5,828,997
Gary L. McArthur	44,295,596	834,726	26,287	5,828,997
Mark A. Gottfredson	44,469,063	656,181	31,365	5,828,997
Christopher T. Metz	44,703,901	435,357	17,351	5,828,997
Michael D. Robinson	44,113,372	1,018,725	24,512	5,828,997
Frances P. Philip	44,605,497	532,031	19,081	5,828,997
Lynn M. Utter	44,618,235	518,987	19,387	5,828,997

	Votes For	Against	Abstain	Broker Non-Votes
(2) Advisory Vote on 2020 Named Executive Officer Compensation	43,604,722	1,386,081	165,806	5,828,997

	Votes For	Against	Abstain	Broker Non-Votes
(3) Ratification of the Appointment of Deloitte & Touche LLP for the fiscal year ending March 31, 2021	50,716,810	236,580	32,216	N/A

(4) Approve the 2020 Stock Incentive Plan	44,066,814	1,005,066	84,729	5,828,997

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
10.1#	Vista Outdoor Inc. 2020 Stock Incentive Plan
104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

# Indicates a management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Dylan S. Ramsey
		Name:	Dylan S. Ramsey
		Title:	VP, General Counsel & Corporate Secretary

Date:	August 7, 2020

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